DELIVERY ORDER AUTHORIZATION (DOA), REQUISITION FOR PAYMENT & PARTIAL RELEASE

Centennial Contractors Enterprises, Inc
PO Box 4754
Ft Eustis, VA 23604
Phone: 757-887-1200 Fax: 757-887-2600

TEP 1 (DELIVERY ORDER AUTHORIZATION)

DATE: 12-Oct-09 ☑ Via Mail ☐ Via Fax

JOC Contract for Fort Eustis, Fort Story

TO: Axion International
665 Martinsville Road
Basking Ridge, NJ 07920

Vendor #: ~~I80~~ VC7159
Fax:
Phone: 908-542-0888

CCE Job #: 0598
Project #: 064600

CONTACT: Geoge Nagle

Owner Delivery Order #: 0333

PAYMENT PREREQUISITES (Only those checked apply)

- ☐ Subcontractor is exempt from providing payment and performance bonds in the full amount of this DOA unless the Scope of Work includes environmentally hazardous activities.
- ☐ Subcontractor is to provide Waiver and Release Forms from all suppliers and lower tier subcontractors at each payment request.
- ☐ Joint check(s) to be issued as agreed upon on (Date) between the Subcontractor and (Suppliers).
- ☐ All work is to be nearly completed before payment is made to the Subcontractor.

APPLICABLE CONTRACT DOCUMENTS: DABJ01-03-D-0009

In accordance with all terms and conditions of the Master Agreement between the Subcontractor and the Contractor, the Subcontractor agrees to provide the following:

Project Title: **Construct Train Bridge # 3**

Scope of Work:

Furnish material, labor, equipment, & supervision to complete the following work in accordance with

1. Provide a complete set of PE stamped design drawings that meet the train bridge requirements. 35 mphs E-60 Cooper Rating and 260,000 lbs weight limit.
2. Supply all thermal plastic bridge materials as detailed in the construction drawings provided by Parson Brinckerhoff.
3. Supply a Preformance and Payment Bond that covers Centennial Contractors for full cost of the project.
4. Axion and or its subcontractrors will meet all the safety requirements and procedures that Centennial will require throughout the project.
5. Provide site survey prior to constuction starting.

Work Phases of Project.

A. Demolition

1. Install crane mats on the access road if needed.
2. Remove and save for reinstall all train track rail that is in the construction area, to include the main rail, safety rails, plus rail on both sides of bridge to a point far enough back that no damage will occur.
3. Remove the bridge deck structure, to include the rail ties, main span deck supports, all blocking and pile caps. All material will be disposed of off site.
4. Remove and dispose of the existing pile (as per drawing design) cut at low water level.
5. Remove abutement wall boards to a point that the damaged wall boards can be removed and replaced. Reinstall the non damaged wall boards and re-pin. The main concern on this task is to minimize the distrubance of the soil on both sides of the abutement.

B. Construction

1. Supply and provide a test pile drive. Once it has been determined and documented that the piles will hold at the proposed depth, supply and install all remaining piles.
2. Supply and install all cross menbers and pile caps as per design drawings.
3. Supply and install all deck structure material, to include all i beans, blocking, bolts and railroad ties.
4. Reinstall all saved rails, use new anchor hardware and spikes.
5. Inspect and varify that approach rail grades are at same elevation as new bridge rails or resurface approch rails to make so.
6. Have Parsons Brinckeroff make final inspection to varify that construction was completed to design standards.

C. Clean Up

1. Remove all construction materials from the construction site.
2. Provide Centennial with complete AS-Built drawings.

Submittals Required: EIGHT (8) HIGH LIGHTED SETS REQUIRED FIVE (5) DAYS AFTER AWARD

Start Date: November 13, 2009 Completion Date: June 11, 2009 Wage Determination: VA080003 03/20/2009

The Subcontractor shall complete all of its work, including punch list items, in sufficient time to allow inspections by the completion date above. ALL WAGES PAID IN THE PERFORMANCE OF THIS DOA WILL MEET OR EXCEED THE MINIMUM AMOUNTS ESTABLISHED IN EXHIBIT A OF THE MASTER AGREEMENT.

Dollar Amount: $337,035.00

Amount in words: Three Hundred Thirty Seven Thousand and Thirty Five Dollars no / 100

AGREED: [signature] 10-28-09 BD [signature] 10-29-09
Subcontractor — Date — PM — Centennial Contractors Enterprises, Inc — Date

STEP 2 (PAYMENT REQUEST) SUBCONTRACTOR REQUISITION FOR PAYMENT

	Initials PM	
SMA Exe	____	____
Current Ins	____	____
P&PPG	____	____
Bonds Appd	____	____
'A Exe	____	____
.c Form	____	____
Wav & Rel	____	____
Jt Chk Agr	____	____
Cert Payroll	____	____
Wk Nly Comp	____	____
Final Rel	Yes____	No____

Percent	Work In	Less	Net	CCE	CCE
____	____	____	____	____ Initials/Date	____ Initials/Date

ACCOUNTING USE ONLY				
Previous Payments	____	____	____	Owner's Payment Rec'd ____
				Date ____
Amount Due	____	____	____	APC Initials ____

The Above Subcontractor Certifies and Warrants:

I hereby certify that the work performed and the materials supplied to date, as shown above, represent the actual value for accomplishment under the terms of the Contract (and all authorized changes thereto) between the undersigned and Centennial Contractors Enterprises, Inc. ("CCE") related to the above Project.

In consideration for receipt of payment in the net amount due, as determined by CCE, the undersigned forever waives and releases any and all causes of action, suits, debts, liens, damages, claims and demands of any nature whatsoever which the undersigned or its successors or assigns now has or may hereafter have against the Project (including the land and any improvements), the Owner, CCE, or CCE's payment bond surety, if any, by reason of labor, materials and/or equipment furnished to the Project as of the date noted below, including labor materials, and/or equipment stored off site for which payment has been requested, provided, however that this waiver and release shall not apply to any sum which CCE designates as being withheld as retainage.

The undersigned certifies that all persons, firms or corporations who have furnished labor, materials, and/or equipment to the undersigned, or at the direction of the undersigned, respecting the Project as of the date noted below, have been paid in full for all work covered by any and all previous payments, and that all such labor, materials, and equipment covered by this requisition for payment will be paid for in full no later than seven (7) days from the receipt of the net amount due, as determined by CCE, under this requisition for payment. The undersigned further certifies that he has complied with all laws, regulations, and agreements governing the withholding and paying of employment taxes, union dues or other union requirements, and any other obligations related to the employment of persons by him, and has paid all federal, state, or local taxes or fees incurred by him in the course of his business. The undersigned further certifies that no security interest has been given or entered into respecting any material or equipment furnished to the Project.

The undersigned shall indemnify and hold CCE harmless from all causes of action, suits, debts, liens, damages, claims, costs, attorney's fees, and demands of any nature whatsoever relating to persons, firms, or corporations who have furnished labor, materials, and/or equipment to the undersigned, or at the direction of the undersigned, respecting the Project.

By:	Date:	Subcontractor Name: Axion International

DELIVERY ORDER AUTHORIZATION (DOA), REQUISITION FOR PAYMENT & PARTIAL RELEASE

Centennial Contractors Enterprises, Inc
PO Box 4754
Ft Eustis, VA 23604
Phone: 757-887-1200 Fax: 757-887-2600

:EP 1 (DELIVERY ORDER AUTHORIZATION)

DATE: 12-Oct-09 ☑ Via Mail ☐ Via Fax JOC Contract for Fort Eustis, Fort Story

TO: Axion International
665 Martinsville Road
Basking Ridge, NJ 07920

Vendor #: TBD
Fax:
Phone: 908-542-0888

CCE Job #: 0598
Project #: 064600

CONTACT: Geoge Nagle

Owner Delivery Order #: 0333

PAYMENT PREREQUISITES (Only those checked apply)

- ☐ Subcontractor is exempt from providing payment and performance bonds in the full amount of this DOA unless the Scope of Work includes environmentally hazardous activities.
- ☐ Subcontractor is to provide Waiver and Release Forms from all suppliers and lower tier subcontractors at each payment request.
- ☐ Joint check(s) to be issued as agreed upon on (Date) between the Subcontractor and (Suppliers).
- ☐ All work is to be nearly completed before payment is made to the Subcontractor.

APPLICABLE CONTRACT DOCUMENTS: DABJ01-03-D-0009

In accordance with all terms and conditions of the Master Agreement between the Subcontractor and the Contractor, the Subcontractor agrees to provide the following:

Work Description: Construct Train Bridge # 3

All work to be done per the attached mutually agreed upon schedule and any changes from normal construction impacts outside the control of the contractor. Provide 7 copies of the Submittals within 10 days of signed DOA. Provide 7 copies O&M Manuals within 30 days of receiving approved submittals or provide letter stating reasoning for not submitting O&Ms to contractor. All closeout paperwork due at eighty percent (80%) of contract and before project can be billed at greater than 80% complete. Final payment will not be released until all work is accepted by the Governemnet and/or CCE. An appropriate retainage amount may be withheld until final acceptance.

All applicable safety standards and regulations will be adhered to. All work will be performed in accordance with the contract specifications.

Weekly Certified Payroll and Daily reports are to be submitted on schedule. Sample Hazard Analysis, Sample Daily Report, Sample Site-Specific QC Plan, Sample Certified Payrolls, applicable Davis-Bacon Wage Rate and the Specifications listed above have all been received by the Subcontractor. **If any lower-tier subcontractors will be used, subcontractor will contact CCE as soon as possible so that a job specific 1413 (Statement and Acknowledgement) can be prepared for signature.** All applicable taxes on materials and 3rd party rental equipment only are to be included per Virginia State law. Centennial is committed to sustainable construction practices and all demolished material that has an industry precedent in recycling is required to be so. **Every effort shall be made to divert a minimum of 50% of all material from going to a landfill; to include all material demolished, packing material, etc. Should 50% diversion not be obtainable subcontractor shall provide CCE written justification.**

SUBCONTRACTOR'S WARRANTY FOR its WORK shall extend until ONE YEAR ROM date of FINAL acceptance of WORK by CONTRACTOR. MG

SAFETY REQUIREMENTS

A. Project safety shall be in compliance with current Federal OSHA regulations, Corp of Engineers Safety and Health Requirements Manual EM385-1-1 and CCE's Site Specific Safety Plan. In the event of conflict between regulations, the most stringent shall govern.

B. Prior to subcontractor's starting work, copies of the following information shall be submitted to CCE.

1. All MSDS sheets applicable to subcontractors work, including chemical list (alphabetically by common name)
2. "Centennial Contractors Enterprises, Inc. Site Safety Rules" signed by each employee to work on-site
3. Hazardous Communication Plan
4. Site Specific Hazard Analysis
5. Fall Protection Plan, if applicable to subcontractor's work
6. Safety Training Documentation (28 Items)

C. All covers for holes in floors, roofs and other walking/working surfaces shall be color coded or they shall be marked with the word "HOLE" or "COVER" to provide warning of the hazard. In all instances, the marking of the word "HOLE" or "COVER" shall be as follows:

1. Marking color shall be RED.
2. Lettering shall be at least 12" high.
3. Block style lettering shall be used.
4. Covers and the required markings shall be inspected daily by your competent person and the results of the inspection noted in the daily report.
   Any deficiency noted relating to covers and/or required markings shall be corrected at once.
5. Markings shall be maintained to ensure they are readable

D. If the work required herein involves the use of scaffolding and/or elevated platforms, it must be inspected daily by a competent person in the employment of the subcontractor. On a weekly basis, the subcontractor is required to certify to Centennial that daily inspections have been made. The subcontractor's certification will identify the name of the subcontractor's competent person making the inspection and the date of each inspection.

E. Housekeeping shall be performed continually. Subcontractor shall clean-up and organize its work area at the end of each work day. All debris and trash generated by subcontractor shall be disposed of in accordance with the applicable Federal, State and/or Local regulations, laws and restrictions. Every effort shall be made to divert a minimum of 50% of all material from going to a landfill: to include all material demolished, packing material, etc. Should 50% diversion not be obtainable subcontractor shall provide CCE written justification.

Failure to comply with the above requirements will prohibit starting work and/or will shut down work in progress when found to be in non-compliance.

Task Description	Eng	Bridge Const	???	???	???	???	???	Total
CSI Code	595	2800						
Original DOA Amount:	30,828.00	306,207.00						337,035.00
% Complete:								
Work in Place:								
Less Retainage								
Net Due								
Previously Invoiced:								
Less Retainage:								
Net Previously Paid:								
Current Amount Due:								
Less Retainage:								
Net Current Amount Due Paid:								

AGREED: [signature] 10-28-09 BD [signature] J. H. Sammond 10-29-09

Subcontractor / Date / PM / Centennial Contractors Enterprises, Inc / Date

CC: PROJECT FILE OFFICIAL PAPERS ACCOUNTING COPY

DELIVERY ORDER AUTHORIZATION (DOA), REQUISITION FOR PAYMENT & PARTIAL RELEASE

Centennial Contractors Enterprises, Inc
PO Box 4754
Ft Eustis, VA 23604
Phone: 757-887-1200 Fax: 757-887-2600

STEP 1 (DELIVERY ORDER AUTHORIZATION)

DATE: 12-Oct-09 ☑ Via Mail ☐ Via Fax JOC Contract for Fort Eustis, Fort Story

TO: Axion International
665 Martinsville Road
Basking Ridge, NJ 07920

Vendor #: ~~TBD~~ V07159
Fax:
Phone: 908-542-0888

CCE Job #: 0612
Project #: 064600

CONTACT: Geoge Nagle Owner Delivery Order #: 335

PAYMENT PREREQUISITES (Only those checked apply)

- ☐ Subcontractor is exempt from providing payment and performance bonds in the full amount of this DOA unless the Scope of Work includes environmentally hazardous activities.
- ☐ Subcontractor is to provide Waiver and Release Forms from all suppliers and lower tier subcontractors at each payment request.
- ☐ Joint check(s) to be issued as agreed upon on (Date) between the Subcontractor and (Suppliers).
- ☐ All work is to be nearly completed before payment is made to the Subcontractor.

APPLICABLE CONTRACT DOCUMENTS: DABJ01-03-D-0009

In accordance with all terms and conditions of the Master Agreement between the Subcontractor and the Contractor, the Subcontractor agrees to provide the following:

Project Title: Construct Train Bridge # 7
Scope of Work:

Furnish material, labor, equipment, & supervision to complete the following work in accordance with

1. Provide a complete set of PE stamped design drawings that meet the train bridge requirements. 35 mphs E-60 Cooper Rating and 260,000 lbs weight limit.
2. Supply all thermal plastic bridge materials as detailed in the construction drawings provided by Parson Brinckerhoff.
3. Supply a Preformance and Payment Bond that covers Centennial Contractors for full cost of the project.
4. Axion and or its subcontractrors will meet all the safety requirements and procedures that Centennial will require throughout the project.
5. Provide site survey prior to constuction starting.

Work Phases of Project.

A. Demolition
1. Install crane mats on the access road if needed.
2. Remove and save for reinstall all train track rail that is in the construction area, to include the main rail, safety rails, plus rail on both sides of bridge to a point far enough back that no damage will occur.
3. Remove the bridge deck structure, to include the rail ties, main span deck supports, all blocking and pile caps. All material will be disposed of off site.
4. Remove and dispose of the existing pile (as per drawing design) cut at low water level.

Construction
1. Supply and provide a test pile drive. Once it has been determined and documented that the piles will hold at the proposed depth, supply and install all remaining piles.
2. Supply and install all cross menbers and pile caps as per design drawings.
3. Supply and install all deck structure material, to include all i beans, blocking, bolts and railroad ties.
4. Reinstall all saved rails, use new anchor hardware and spikes.
5. Inspect and varify that approach rail grades are at same elevation as new bridge rails or resurface approch rails to make so.
6. Have Parsons Brinckeroff make final inspection to varify that construction was completed to design standards.

C. Clean Up
1. Remove all construction materials from the construction site.
2. Provide Centennial with complete AS-Built drawings.

Submittals Required: EIGHT (8) HIGH LIGHTED SETS REQUIRED FIVE (5) DAYS AFTER AWARD

Start Date: November 11, 2009 Completion Date: June 11,2010 Wage Determination: VA080003 03/20/2009

The Subcontractor shall complete all of its work, including punch list items, in sufficient time to allow inspections by the completion date above. ALL WAGES PAID IN THE PERFORMANCE OF THIS DOA WILL MEET OR EXCEED THE MINIMUM AMOUNTS ESTABLISHED IN EXHIBIT A OF THE MASTER AGREEMENT.

Dollar Amount: $620,552.00

Amount in words: Six Hundred Twenty Thousand Five Hundred and Fifty Two dollars no / 100

AGREED: [signature] 10-28-09 BD [signature] 10-29-09

Subcontractor Date PM Centennial Contractors Enterprises, Inc Date

STEP 2 (PAYMENT REQUEST) SUBCONTRACTOR REQUISITION FOR PAYMENT

	PM	Initials
SMA Exe	____	____
Current Ins	____	____
P&PPG	____	____
Bnds Appd	____	____
A Exe	____	____
Disc Form	____	____
Wav & Rel	____	____
Jt Chk Agr	____	____
Cert Payroll	____	____
Wk Nly Comp	____	____
Final Rel	Yes____	No____

Percent	Work in	Less	Net	CCE	CCE
____	____	____	____	Initials/Date	Initials/Date

ACCOUNTING USE ONLY				
Previous Payments	____	____	____	Owner's Payment Rec'd ____
				Date ____
Amount Due	____	____	____	APC Initials ____

The Above Subcontractor Certifies and Warrants:

I hereby certify that the work performed and the materials supplied to date, as shown above, represent the actual value for accomplishment under the terms of the Contract (and all authorized changes thereto) between the undersigned and Centennial Contractors Enterprises, Inc. ("CCE") related to the above Project.

In consideration for receipt of payment in the net amount due, as determined by CCE, the undersigned forever waives and releases any and all causes of action, suits, debts, liens, damages, claims and demands of any nature whatsoever which the undersigned or its successors or assigns now has or may hereafter have against the Project (including the land and any improvements), the Owner, CCE, or CCE's payment bond surety, if any, by reason of labor, materials and/or equipment furnished to the Project as of the date noted below, including labor materials, and/or equipment stored off site for which payment has been requested, provided, however that this waiver and release shall not apply to any sum which CCE designates as being withheld as retainage.

The undersigned certifies that all persons, firms or corporations who have furnished labor, materials, and/or equipment to the undersigned, or at the direction of the undersigned, respecting the Project as of the date noted below, have been paid in full for all work covered by any and all previous payments, and that all such labor, materials, and equipment covered by this requisition for payment will be paid for in full no later than seven (7) days from the receipt of the net amount due, as determined by CCE, under this requisition for payment. The undersigned further certifies that he has complied with all laws, regulations, and agreements governing the withholding and paying of employment taxes, union dues or other union requirements, and any other obligations related to the employment of persons by him, and has paid all federal, state, or local taxes or fees incurred by him in the course of his business. The undersigned further certifies that no security interest has been given or entered into respecting any material or equipment furnished to the Project.

The undersigned shall indemnify and hold CCE harmless from all causes of action, suits, debts, liens, damages, claims, costs, attorney's fees, and demands of any nature whatsoever relating to persons, firms, or corporations who have furnished labor, materials, and/or equipment to the undersigned, or at the direction of the undersigned, respecting the Project.

By:	Date:	Subcontractor Name: Axion International

JD

DELIVERY ORDER AUTHORIZATION (DOA), REQUISITION FOR PAYMENT & PARTIAL RELEASE

Centennial Contractors Enterprises, Inc
PO Box 4754
Ft Eustis, VA 23604
Phone: 757-887-1200 Fax: 757-887-2600

_EP 1 (DELIVERY ORDER AUTHORIZATION)

DATE: 12-Oct-09 ☑ Via Mail ☐ Via Fax JOC Contract for Fort Eustis, Fort Story

TO: Axion International
665 Martinsville Road
Basking Ridge, NJ 07920

Vendor #: TBD
Fax:
Phone: 908-542-0888

CCE Job #: 0612
Project #: 064600

CONTACT: Geoge Nagle
Owner Delivery Order #: 335

PAYMENT PREREQUISITES (Only those checked apply)

- ☐ Subcontractor is exempt from providing payment and performance bonds in the full amount of this DOA unless the Scope of Work includes environmentally hazardous activities.
- ☐ Subcontractor is to provide Waiver and Release Forms from all suppliers and lower tier subcontractors at each payment request.
- ☐ Joint check(s) to be issued as agreed upon on (Date) between the Subcontractor and (Suppliers).
- ☐ All work is to be nearly completed before payment is made to the Subcontractor.

APPLICABLE CONTRACT DOCUMENTS: DABJ01-03-D-0009

In accordance with all terms and conditions of the Master Agreement between the Subcontractor and the Contractor, the Subcontractor agrees to provide the following:

Work Description: Construct Train Bridge # 7

All work to be done per the attached mutually agreed upon schedule and any changes from normal construction impacts outside the control of the contractor. Provide 7 copies of the Submittals within 10 days of signed DOA. Provide 7 copies O&M Manuals within 30 days of receiving approved submittals or provide letter stating reasoning for not submitting O&Ms to contractor. All closeout paperwork due at eighty percent (80%) of contract and before project can be billed at greater than 80% complete. Final payment will not be released until all work is accepted by the Governemnet and/or CCE. An appropriate retainage amount may be withheld until final acceptance.

All applicable safety standards and regulations will be adhered to. All work will be performed in accordance with the contract specifications.

Weekly Certified Payroll and Daily reports are to be submitted on schedule. Sample Hazard Analysis, Sample Daily Report, Sample Site-Specific QC Plan, Sample Certified Payrolls, applicable Davis-Bacon Wage Rate and the Specifications listed above have all been received by the Subcontractor. **If any lower-tier subcontractors will be used, subcontractor will contact CCE as soon as possible so that a job specific 1413 (Statement and Acknowledgement) can be prepared for signature.** All applicable taxes on materials and 3rd party rental equipment only are to be included per Virginia State law. Centennial is committed to sustainable construction practices and all demolished material that has an industry precedent in recycling is required to be so. **Every effort shall be made to divert a minimum of 50% of all material from going to a landfill; to include all material demolished, packing material, etc. Should 50% diversion not be obtainable subcontractor shall provide CCE written justification.**

SUBCONTRACTOR'S WARRANTY FOR ITS WORK SHALL EXTEND UNTIL ONE YEAR FROM DATE OF FINAL ACCEPTANCE OF WORK BY CONTRACTOR.

SAFETY REQUIREMENTS

A. Project safety shall be in compliance with current Federal OSHA regulations, Corp of Engineers Safety and Health Requirements Manual EM385-1-1 and CCE's Site Specific Safety Plan. In the event of conflict between regulations, the most stringent shall govern.

B. Prior to subcontractor's starting work, copies of the following information shall be submitted to CCE.

1. All MSDS sheets applicable to subcontractors work, including chemical list (alphabetically by common name)
2. "Centennial Contractors Enterprises, Inc. Site Safety Rules" signed by each employee to work on-site
3. Hazardous Communication Plan
4. Site Specific Hazard Analysis
5. Fall Protection Plan, if applicable to subcontractor's work
6. Safety Training Documentation (28 Items)

C. All covers for holes in floors, roofs and other walking/working surfaces shall be color coded or they shall be marked with the word "HOLE" or "COVER" to provide warning of the hazard. In all instances, the marking of the word "HOLE" or "COVER" shall be as follows:

1. Marking color shall be RED.
2. Lettering shall be at least 12" high.
3. Block style lettering shall be used.
4. Covers and the required markings shall be inspected daily by your competent person and the results of the inspection noted in the daily report.
   Any deficiency noted relating to covers and/or required markings shall be corrected at once.
5. Markings shall be maintained to ensure they are readable

D. If the work required herein involves the use of scaffolding and/or elevated platforms, it must be inspected daily by a competent person in the employment of the subcontractor. On a weekly basis, the subcontractor is required to certify to Centennial that daily inspections have been made. The subcontractor's certification will identify the name of the subcontractor's competent person making the inspection and the date of each inspection.

E. Housekeeping shall be performed continually. Subcontractor shall clean-up and organize its work area at the end of each work day. All debris and trash generated by subcontractor shall be disposed of in accordance with the applicable Federal, State and/or Local regulations, laws and restrictions. Every effort shall be made to divert a minimum of 50% of all material from going to a landfill; to include all material demolished, packing material, etc. Should 50% diversion not be obtainable subcontractor shall provide CCE written justification.

Failure to comply with the above requirements will prohibit starting work and/or will shut down work in progress when found to be in non-compliance.

Task Description	Eng	Bridge Const	???	???	???	???	???	Total
CSI Code:	595	2800						
Original DOA Amount:	56,305.00	564,247.00						620,552.00
% Complete:								
Work in Place:								
Less Retainage								
Net Due								
Previously Invoiced:								
Less Retainage:								
Net Previously Paid:								
Current Amount Due:								
Less Retainage:								
Net Current Amount Due Paid:								

AGREED: Subcontractor: [signature] Date: 10-28-09 PM: BD Centennial Contractors Enterprises, Inc: [signature] Date: 10-29-09